U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                             Current Report Pursuant
                          To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of report (Date of earliest event reported):    April 17, 2001
                                                              --------------


                                TRAVELBYUS, INC.
                                -----------------
             (Exact Name of Registrant as Specified in Its Charter)

         0-10124                                     75-2631373
        --------                                    ------------

   (Commission File Number)              (I.R.S. Employer Identification Number)

         700 North Pearl Street
               Suite 2170
              Dallas, Texas                             75201
         ----------------------                      ----------
         (Address of Principal Executive Offices)    (Zip Code)

                                 (214) 922-8100
                              ---------------------
              (Registrant's Telephone Number, Including Area Code)

                              Aviation Group, Inc.
                             ----------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.   Changes in Registrant's Certifying Account


               On April 17, 2001, PricewaterhouseCoopers LLP resigned as the independent accountants for travelbyus.com ltd. (the "Subsidiary"), an Ontario corporation and subsidiary of travelbyus, Inc. (the "Registrant").

               The report of PricewaterhouseCoopers LLP on the financial statements of the Subsidiary for the fiscal years ended September 30, 2000 and 1999 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that the opinion was qualified by the assumption that the Subsidiary would continue as a going concern.

               In connection with its audits for the fiscal years ended September 30, 2000 and 1999 and through April 17, 2001, there have been no disagreements between the Subsidiary and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such fiscal years. During the two most recent fiscal years and through April 17, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

               The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 23, 2001, is filed as Exhibit 16.1 to this Form 8-K.

Item 7.   Financial Statements and Exhibits

         (c)      Exhibits

         The following exhibit is filed as part of this report:

Exhibit
-------

       16.1       Letter from PricewaterhouseCoopers LLP

SIGNATURES

     In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   April 23, 2001.

                                       TRAVELBYUS, INC.


                                       By:      /s/ Richard L. Morgan
                                             -----------------------------------
                                       Name:    Richard L. Morgan
                                       Title:   Executive Vice President

                                                                    Exhibit 16.1


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.
USA    20549


April 23, 2001


Commissioners:

We have read the attached statements made by travelbyus, Inc. (Commission File Number 0-10124), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated April 17, 2001. We agree with the statements concerning our Firm in such Form 8-K.

Yours truly


/s/ PricewaterhouseCoopers LLP


Chartered Accountants
Vancouver, Canada